Exhibit 32.2

Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the
Sarbanes - Oxley Act of 2002

In connection with the Annual Report of PLM Equipment Growth & Income Fund VII (the “Partnership”), on Form 10-KSB for the year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, the Chief Financial Officer of the General Partner and of the Partnership, hereby certifies pursuant to 18 U.S.C. §1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1)  the Report of the Partnership filed today fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

                            /s/ Richard K Brock
                                 Richard K Brock
                                 Chief Financial Officer of PLM Financial Services, Inc.
                                (Principal Financial Officer)
                                                               March 29, 2006